                                                                   EXHIBIT 10.34

      AMENDMENT NO. 1 TO CO-BRANDING, MARKETING AND DISTRIBUTION AGREEMENT

      This Amendment No. 1 to Co-Branding, Marketing and Distribution
Agreement (this "Amendment") dated as of January24, 2001 (the "Amendment Effective Date"), is made and entered into by and between Amazon.com Commerce Services, Inc., a Delaware corporation ("ACSI"), and Audible Inc., a Delaware corporation ("Company") with respect to that certain Co-Branding, Marketing and Distribution Agreement between the Parties dated as of January 30, 2000 (the "Agreement"). All capitalized terms used in this Amendment and not otherwise defined shall have the meaning attributed to them in the Agreement. References to Section numbers below are references to Sections of the Agreement unless otherwise specified.

      ACSI and Company agree as follows:

      1.      A new definition of "Royalties" is hereby inserted into
Section 1, reading as follows:

      "ROYALTIES" means any royalties payable under Section 5.4.1 or Section 5.4.2.

      2. The definition of "Annual Fee" in Section 1 is hereby amended in its entirety to read as follows:

      "ANNUAL FEE" means the fixed fee payable by Company to ACSI with respect to each of the three Years respectively in accordance with the applicable terms of this Agreement.

      3. The definition of "ACSI Competitor" in Section 1 is hereby amended in its entirety to read as follows:

      "ACSI COMPETITOR" means any person, entity or Web Site whose primary business is a [***]. For purposes of illustration only, Web Sites such as [***] (as they exist as of the Effective Date) would be deemed ACSI Competitors, but Web Sites such as [***] (as they exist as of the Effective Date) would not be deemed ACSI Competitors.

      4.      Section 2.1 is hereby amended in its entirety to read as follows:

      "2.1 SPOKEN-WORD AUDIO SUB-SECTION. Pursuant to the implementation procedures set forth in Section 4, ACSI will establish and, upon and following the Launch Date, maintain (or cause one of its Affiliates to maintain) on the ACSI Site during the Term the Spoken-Word Audio Sub-Section. In order to provide a harmonious and consistent user experience, subject to Section 4.1.3, the presentation, format, functionality and operation of the Spoken-Word Audio Sub-Section shall be generally consistent with that of other similar ACSI Product Sub-Sections (including, without limitation, by incorporating category headings and other navigational aids for specific types of Spoken-Word Audio Products offered by Company), except that ACSI will include prominent branding for Company where appropriate on pages of the Spoken-Word Audio Sub-Section. Subject to the foregoing and to Section 6, ACSI will determine the content, appearance, functionality and all aspects of the ACSI Site (including the Spoken-Word Audio Sub-Section) [***]."


--------------------
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.

      5.      Section 2.6 is hereby amended in its entirety to read as follows:

      "2.6 DEVELOPMENT OF ACSI SITE, E-MAILS AND ADVERTISING MATERIALS. Notwithstanding any other provision of this Agreement: (a) nothing in this Agreement shall limit ACSI's and its Affiliates' ability to re-design or modify the appearance, content and functionality of the ACSI Site (including any ACSI Product Section, ACSI Product Sub-Section, or any Home Pages); provided, however, that in the event that ACSI and/or its Affiliates redesign or revise the ACSI Site or any ACSI Product Section, the treatment of the Spoken-Word Audio Sub-Section in connection with such re-design or revision will be substantially similar to and consistent with the treatment of other ACSI Product Sub-Sections on the ACSI Site; and (b) [***]."

      6. Section 3.2.1 is hereby amended in its entirety to read as follows:

      "3.2.1 AMAZON.COM CUSTOMER BASE. During each Year of the Term following the Launch Date, ACSI (or one of its Affiliates) will deliver Amazon.com-branded e-mails and Amazon.com-branded in-product advertising materials related to the Spoken-Word Audio Sub-Section to selected members of the Amazon.com customer base in at least the following quantities:

--------------------------------------------------------------------------------
                 Year                Email           Product Shipment
                 ----                                ----------------
--------------------------------------------------------------------------------
                  1                  [***]                [***]
--------------------------------------------------------------------------------

                  2                  [***]                [***]
--------------------------------------------------------------------------------

                  3                  [***]                [***]
--------------------------------------------------------------------------------

The Parties shall mutually agree on the nature of such advertising (subject to ACSI's rights under Section 2.6); [***]. With respect to all email advertising, ACSI and Company shall pre-test and plan such advertising in a manner generally consistent with the pre-testing and planning conducted by ACSI and its Affiliates with respect to advertising for other ACSI Product Sub-Sections, with the goal of achieving maximum commercial effectiveness for such advertisements (including, without limitation, by attempting to spread out such advertising in order to not unnecessarily "bunch" the same). [***]."

      7. Section 4.1.3 is hereby amended in its entirety to read as follows:

      "4.1.3  ADDITIONAL FUNCTIONALITY.

              (a) Phase II. Between [***], the Parties shall integrate into the Mirror Company Site and Spoken-Word Audio Sub-Section such additional ACSI Site Functionality (including, without limitation, search functionality) as the Parties may agree upon.

              (b) Additional Functionalities. Any integration of any ACSI Site Functionality into the Mirror Company Site and Spoken Word Audio Sub-Section beyond that contemplated by Section 4.1.2 and Section 4.1.3
      (a) shall be subject to the prior written approval of both parties, and shall be implemented in such manner and on such schedules as the parties may agree upon from time to time (provided, however, that:

--------------------
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.

      (i) to the extent that any ACSI Site Functionalities are implemented generally in or for ACSI Product Sub-Sections or the ACSI Site as a whole, ACSI shall be entitled, without Company's approval, to integrate such ACSI Site Functionalities into the Mirror Company Site and Spoken-Word Audio Sub-Section; and (ii) for the avoidance of doubt, nothing in this Section
      4.1.3 shall be deemed to limit ACSI's obligation under Section 2.6 to treat the Spoken-Word Audio Sub-Section in a manner substantially similar to and consistent with the treatment of other ACSI Product Sub-Sections on the ACSI Site in the event of any re-design or revision of any ACSI Site Functionalities already integrated into the Mirror Company Site or Spoken Word Audio Sub-Section). [***]."

      8.      Section 4.1.4 is hereby deleted in its entirety.

      9.      Section 4.2 is hereby amended in its entirety to read as follows:

      "4.2    ACSI SITE LINKS. Upon the Launch Date, ACSI will post permanent and/or rotating links to the Home Page of the Spoken-Word Audio Sub-Section on relevant pages of the ACSI Site in a manner substantially similar to and generally consistent with the posting of links to other similar ACSI Product Sub-Sections (e.g., as of the Effective Date, the ACSI Product Sub-Section identified as "Audiobooks"). [***]."

      10.     Section 5.2 is hereby amended in its entirety to read as follows:

      "5.2    ANNUAL FEES.

              5.2.1 Upon the Closing, subject to Section 5.3, Company will pay ACSI via wire transfer the sum of twenty million dollars ($20,000,000) (the "Company Closing Payment"), representing payment of the Annual Fee for the first Year of the Term and a pre-payment of the Annual Fee for the second Year of the Term.

              5.2.2 Company will pay ACSI an Annual Fee for Year 3 via wire transfer in the total sum of one million five hundred thousand dollars ($1,500,000), [***], representing the entire Annual Fee payable with respect to Year 3; provided, however, that if ACSI so elects by written notice delivered to Company at least ten (10) days prior to the end of Year 2, Company shall instead issue at the beginning of Year 3 to ACSI (or such of its Affiliates as it may designate) shares of common stock of Company (or any publicly-traded Affiliate thereof) with a then-current fair market value equal to [***] as of the date of such issuance (the "Year 3 Shares").

              5.2.3   In addition to the payments specified in Section 5.2.1 and
Section 5.2.2 above, Company will pay ACSI an additional Annual Fee for Year 2 via wire transfer in the total sum of one million dollars ($1,000,000), [***]."

      11.     Section 5.4 is hereby amended in its entirety to read as follows:

      "5.4    ROYALTIES.

              5.4.1 In consideration for the intangible rights granted hereunder, with respect to Year 1 and Year 2, if the Spoken-Word Audio Sub-Section (including the Mirror Company Site) generates revenue of [***] (the "Year 1/Year 2 Revenue Threshold") during either applicable Year, Company will pay ACSI a royalty equal to [***] of all revenues generated from the Spoken-Word Audio Sub-Section during such Year (including, for the avoidance of doubt, any revenue received by Company from any Company customer who first links to the Mirror


--------------------
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.

Company Site from the Spoken-Word Audio Sub-Section and who later accesses the Company Site directly) in excess of the Year 1/Year 2 Revenue Threshold.

              5.4.2 In consideration for the intangible rights granted hereunder, with respect to Year 3, if the Spoken-Word Audio Sub-Section (including the Mirror Company Site) generates revenue of [***] (the "Year 3 Revenue Threshold"), Company will pay ACSI a royalty equal to [***] of all revenues generated from the Spoken-Word Audio Sub-Section during Year 3 (including, for the avoidance of doubt, any revenue received by Company from any Company customer who first links to the Mirror Company Site from the Spoken-Word Audio Sub-Section and who later accesses the Company Site directly) in excess of the Year 3 Revenue Threshold.

              5.4.3 Company will pay ACSI any Royalties payable pursuant to this Section 5.4 on an annual basis, in arrears, as follows: within thirty (30) days after the end of each Year as to which any Royalties are payable, Company will remit to ACSI the Royalties payable with respect to such Year, together with a report specifying in reasonable detail: (a) the gross revenue generated by the Spoken-Word Audio Sub-Section; and (b) Company's calculation of the Royalties."

      12.     Section 5.6 is hereby amended in its entirety to read as follows:

              "5.6    ALLOCATION OF PAYMENTS. The Parties acknowledge and agree
that the Annual Fees shall be allocated as consideration for advertising services and intangible rights granted by ACSI to Company hereunder, including the rights granted under Section 2.1 and Section 4.2 and the licenses granted to Company under Section 6, as follows: [***]% of each Annual Fee shall be allocated to intangible rights granted and [***]% of each Annual Fee shall be allocated to advertising services."

      13.     Section 9.2 is hereby amended in its entirety to read as follows:

      "9.2    [***]."

      14.     Section 10.3 is hereby amended in its entirety to read as follows:

      "10.3   ACSI TERMINATION. In the event that: (a) Company at any time engages in any criminal conduct, fraud, dishonesty or other behavior that is materially harming the goodwill or reputation of ACSI or its Affiliates or the ACSI Site; (b) Company has consistently failed to abide by the technical and customer service requirements described in Section 2.4; or (c) Company consistently fails to pay bona fide debts as they legally come due, institutes or has instituted against it any bankruptcy, reorganization, debt arrangement, assignment for the benefit of creditors, or other proceeding under any bankruptcy or insolvency Law or dissolution, receivership, or liquidation proceeding (and, if such proceeding is instituted against it, such proceeding is not dismissed within one hundred twenty (120) days), the same shall be deemed a material breach of this Agreement which is not susceptible to cure, and ACSI shall be entitled to terminate this Agreement upon written notice to Company. [***]."

      15.     Section 10.4 is hereby amended in its entirety to read as follows:

      "10.4   COMPANY TERMINATION. In the event that ACSI consistently fails to pay its bona fide debts as they legally come due, institutes or has instituted against it any bankruptcy, reorganization, debt arrangement, assignment for the benefit of creditors, or other proceeding under any bankruptcy or insolvency Law or dissolution, receivership, or liquidation proceeding

--------------------
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.

(and, if such proceeding is instituted against it, such proceeding is not dismissed within one hundred twenty (120) days), the same shall be deemed a material breach of this Agreement which is not susceptible to cure, and Company shall be entitled to terminate this Agreement upon written notice to ACSI."

      16. Section 10.5.1 is hereby amended in its entirety to read as follows:

                  "10.5.1 GENERAL. Upon termination of this Agreement, each Party in receipt, possession or control of the other Party's intellectual or proprietary property, information and materials (including any Confidential Information) pursuant to this Agreement must return to the other Party (or at the other Party's written request, destroy and certify in writing such destruction) such property, information and materials. In addition, except as provided in Section 10.5.2, Company will promptly upon any termination of this Agreement pay to ACSI a prorated portion of the Annual Fee due for the Year in which termination is effective; provided, however, that if Company terminates this Agreement by reason of ACSI's breach hereof, Company shall have no further payment obligation, and, if such termination occurs at any time during the Refund Period, ACSI shall promptly either (a) refund to Company a percentage of the Annual Fees paid pursuant to Section 5.2.1 equal to the Proration Percentage, or, at ACSI's option, (b) cause the transfer and assignment to Company of a percentage of the Shares delivered pursuant to Section 5.3 equal to the Proration Percentage. Sections 6 through 8, 10 and 11, together with any accrued but unpaid payment obligations of either Party hereunder, will survive the termination or expiration of this Agreement."

      17.     Section 10.5.5 is hereby deleted in its entirety.

      18. Exhibit B to this Amendment shall be added to the Agreement as Exhibit B thereto, as contemplated by Section 2.4 of the Agreement.

      19.     Exhibit C to the Agreement is hereby deleted in its entirety.

      20. The parties acknowledge and agree that as of the Amendment Effective Date, all integration of any ACSI Site Functionality into the Mirror Company Site and Spoken-Word Audio Sub-Section and related functionality (including, without limitation, search functionality) contemplated by Section
4.1.2 and Section 4.1.3(a) has been completed and that each Party has fully discharged its obligations under those Sections.

      21. This Amendment represents the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous or contemporaneous oral or written agreements regarding such subject matter. Except as expressly amended by this Amendment, the Agreement remains in full force and effect in accordance with its terms.

--------------------
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.



ACSI                                 Company:
----                                 -------

AMAZON.COM COMMERCE SERVICES, INC.   AUDIBLE INC.


By: /s/ Owen Van Natta               By: /s/ Brian Fielding
    ------------------                   ------------------

Title: Vice President                Title: Senior Vice President Legal Affairs
       --------------                       -----------------------------------

Notice Address:                      Notice Address:

[***]                                [***]



--------------------
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B

The following site design and site performance requirements shall apply to the Jump Page(s) linking users from the ACSI Site to the Mirror Company Site (and, to the extent specified below, to the Mirror Company Site generally). The following customer service, privacy and data protection requirements shall apply to the Mirror Company Site generally (and, to the extent specified below, to the Company Site). As used in this Exhibit, the term "Jump Page" means the first page accessed by any person linking to the Mirror Company Site from the ACSI Site.

SITE DESIGN REQUIREMENTS:

THE JUMP PAGE LINKING USERS FROM THE ACSI SITE TO MIRROR COMPANY SITE AND, AS SPECIFICALLY REFERENCED, EACH PAGE OF THE MIRROR COMPANY SITE MUST COMPLY WITH THE FOLLOWING REQUIREMENTS:

   -  [***]

ACSI reserves the right to change these requirements from time to time in its discretion upon written notice to Company and Company agrees to make commercially reasonable efforts to adhere to any such modified requirements.

CUSTOMER SERVICE AND QA REQUIREMENTS:

Company will be required to comply with the general requirements set forth below. These requirements will be supplemented by a project plan produced in good faith and within 30 days prior to the Launch Date by the ACSI and Company account managers detailing the specific execution of the requirements set forth below. ACSI may make reasonable modifications to the following standards from time to time upon written notice to Company in order to maintain consistency of customer service with that provided by ACSI and its Affiliates; provided, that ACSI shall not make any material modifications to such standards without first consulting with Company.

1. Company will provide customer service via web, e-mail and/or telephone twenty-four hours per day, seven days per week. Such Customer Service may be provided by Company or an outsourced service provider at Company's sole discretion, provided, that Company shall at all times remain responsible and liable for performance of such customer service. Company will respond to [***]% of all customer e-mails and web inquiries within twenty-four hours and [***]% of all telephone calls received within sixty (60) seconds (with the remainder handled as promptly as commercially reasonably possible). Company shall ensure that no customer seeking to contact Company by telephone receives a busy signal at any time (provided, however, that Company shall not be liable by reason of any user's receiving a busy signal to the extent caused by external network failures or similar causes beyond Company's reasonable control). ACSI shall be entitled to remotely monitor Company's customer contacts to ensure Company's compliance with the terms of this Agreement (and Company shall cooperate with ACSI as requested from time to time to facilitate such monitoring). Until the completion of an upgrade to Company's telecommunications system (planned for this Fall), such monitoring shall be in the form of periodic cassette tape recordings of select Customer Service interactions to be provided to ACSI by Company and supplemented by "mystery shopper" monitoring as may be performed by ACSI at its discretion.

2. Company will make commercially reasonable efforts to adopt a QA procedure with respect to testing, production and maintenance of the Mirror Company Site which is equivalent


--------------------
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.

to that followed by ACSI and its Affiliates with respect to the ACSI Site (or another QA procedure approved by ACSI, which approval will not be unreasonably withheld). ACSI and Company will each provide reasonable training to designated personnel of the other party in order to assist in QA and handling e-mail inquiries.

3. Company will buy/build, operate and maintain an appropriate customer service infrastructure for the Company Site. Company's long distance carrier is AT&T. ACSI acknowledges and agrees that AT&T is an acceptable long distance carrier.

4. Company shall be capable of differentiating customers by their value and servicing such customers uniquely. Company shall make commercially reasonable efforts to implement such capability as promptly as commercially reasonably possible, and in any event will be capable of manually doing so by no later than May 2000.

5. Company must be capable of handling voice tree-to-live rep and live rep-to-voice tree transfers.

6. Company should not expect that inquiries to ACSI and its Affiliates regarding Spoken-Word Audio Products or the Company Site or Mirror Company Site will necessarily be automatically forwarded to Company (e.g., via a dedicated punch option) and Company must therefore be capable of handling manual transfers from customer service representatives of ACSI and its Affiliates.

7. Workflow Policy Requirements will be defined and agreed upon in the project plan produced by the ACSI and Company account managers. Key policy points include:

  -   Transfer Criteria: Phone, Email, Other Media.
  -   Handling Escalated Contacts.
  -   Contact Volume.

8. ACSI and Company will each provide a dedicated escalation point for customer service issues, available via email and phone.

9. Company will participate in the Amazon.com Commerce Network CS Consortium quarterly meetings to share information and learning.

Company will provide reports to ACSI detailing its compliance with the foregoing requirements (and such other information as ACSI may reasonably request regarding Company's customer service and quality assurance activities and procedures) on a weekly basis for the first four (4) weeks following the Launch Date (or such other period as ACSI may reasonably specify), and thereafter provide such reports on a monthly basis. Reports will be in the form attached to this Exhibit B as the "Appendix - Form of Report " unless otherwise agreed by the Parties. To the extent that any Jump Page(s) are hosted by Company, the foregoing requirements shall also apply to such Jump Page(s).

The document entitled "Amazon Customer Service Level Requirements", which has previously been provided to Company, provides additional details and time frames for execution by Company of the activities/performance metrics referenced in this section as in effect as of the May 29, 2000.

SITE AVAILABILITY/RELIABILITY

Company shall ensure that the Mirror Company Site complies with the following performance standards:

---------------------------------------------------------------------------------------------
  SERVICE COMPONENT                                        RESPONSE / PERFORMANCE LEVEL
=============================================================================================
  REQUIRED METRICS
---------------------------------------------------------------------------------------------
  Required Website Availability                            [***]
---------------------------------------------------------------------------------------------
  ALTERNATE WEB PRESENCE (*)                               [***]
---------------------------------------------------------------------------------------------
  Planned outages                                          [***]
---------------------------------------------------------------------------------------------
  Download home page - average                             [***]
---------------------------------------------------------------------------------------------
  Goal Metrics (Business Functions TBD)                    [***]
---------------------------------------------------------------------------------------------
  Browse options / information                             [***]
---------------------------------------------------------------------------------------------
  Product Image display                                    [***]
---------------------------------------------------------------------------------------------
  SEARCH (1ST 10 RESULTS)                                  [***]
---------------------------------------------------------------------------------------------
  ORDER STATUS INQUIRY ONLINE                              [***]
---------------------------------------------------------------------------------------------


DEFINITION OF "DEGRADED PERFORMANCE" (INCLUDING "UNPLANNED OUTAGES")

Website unavailable for [***] or longer (due to factors under the control of Company and/or its vendors)

Website:    Key functions / attributes slow or not working, include:
            Customer unable to log in
            Customer unable to view orders
            Slow response time (download home page [***] for [***] or longer) Technical error messages being transmitted to Customer.

Company will make commercially reasonable efforts to ensure that customers do not experience "blank screens", broken links, technical error messages, or similar problems when accessing or attempting to access the Mirror Company Site. Company will serve non errored pages to [***]% of the pages served.

If there is an "outage" / or "degraded performance" (planned or unplanned), Company will provide a web-based means of communication to customers to instill confidence in the reliability and dependability of the Mirror Company Site. The specific manner in which this service is provided will be negotiated between Company and ACSI's IT Service providers and will be subject to ACSI's approval.

Escalation Procedure: In the event that the Mirror Company Site is at any time not in compliance with the foregoing requirements, Company will promptly notify ACSI and cooperate with ACSI to correct the problem(s) as promptly as possible in accordance with an "event notification process" to be provided by ACSI.

ACSI may modify the foregoing specifications from time to times in its sole discretion (provided, that ACSI shall not modify such specifications to impose any more stringent specifications as to the Mirror Company Site than it and its Affiliates apply to the ACSI Site). Company shall make commercially reasonable efforts to meet or exceed any such modified specifications. To the extent that any Jump Page is hosted by Company, the foregoing requirements shall also apply to such Jump Page.

--------------------
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.

PRIVACY POLICY


ACSI requires strict adherence to the following privacy and security measures:

1) Company may only use information that it receives from ACSI or its Affiliates for the sole purpose of fulfilling customer orders (provided, that the foregoing shall not prohibit Company from using Referral Information not received from ACSI or its Affiliates as permitted by Section 2.5 of the Agreement).

2) Company must comply with all local, state and federal laws concerning the collection and use of personal information.

3) Company's privacy policy must provide its customers with at least the level of protection that ACSI and its Affiliates provide under their policies. Should the privacy policies of ACSI and its Affiliates be modified, Company will be notified in writing.

4) Company's privacy policy must, at a minimum, disclose to its customers:

a) The personal information that Company collects;

b) How Company protects the personal information that it collects;

c) How Company uses the personal information that it collects;

d) How Company discloses the personal information that it collects;

e) How Company's customers can "opt out" of having their personal information used for marketing purposes.

5) Company's privacy policy specifically must disclose any personal information (including aggregate customer information) that Company provides to ACSI and its Affiliates. For example, Company currently must disclose that it may provide ACSI and its Affiliates with information about a customer's shopping trip to the Company Site or otherwise through a link from the ACSI Site or if the customer's purchases resulted from a joint promotion between Company and ACSI or its Affiliates (e.g., a coupon or promotional gift certificate used on the Mirror Company Site sent by ACSI or its Affiliates to customers of the ACSI Site). Company must also disclose that Company may share personal information with ACSI and its Affiliates in order to fulfill customer orders. [Sample Copy:
Audible.com does not sell, trade, or rent personal information. From time to time, we may enter into agreements with other companies to send promotional e-mails on our behalf to such companies' customers. If we do, we may provide a list of our customers' e-mail addresses to the other company so that you, as an existing audible.com customer, will not receive repetitive promotional materials. Other than e-mail addresses, no information will be shared with the other company. Audible.com may provide non-personal, summary or aggregate statistics and data about our customers, sales, traffic patterns, and related site information to partners and other reputable third-party vendors, but these statistics will include no personally identifying information. Audible.com may release account information when we believe, in good faith, that such release is reasonably necessary to (i) comply with law, (ii) enforce or apply the terms of any of our user agreements or (iii) protect the rights, property or safety of audible.com, our users, or others.]

6) Links to Company's privacy policy must be conspicuous and easily accessible on the primary Home Page of the Mirror Company Site, any other page of the Mirror Company Site and/or Jump Page(s) to which links exist on the ACSI Site and other key pages of the Mirror Company Site.

7) Company's privacy policy and its accessibility from the foregoing pages will be subject to ACSI's review and approval, such approval will not be unreasonably withheld, at all times that it maintains an information-sharing relationship with ACSI.

8) Company will direct any questions it receives concerning its sharing of personal information (including aggregate customer information) with ACSI and its Affiliates, and any questions about ACSI's and its Affiliates' privacy policy, to Karen Ressmeyer [karenr@amazon.com] at ACSI, or such other person as ACSI may designate.

DATA SECURITY

ACSI acknowledges that it has reviewed Company's current methodology for protection of data received from or relating to its customers and users of the Mirror Company Site and Company Site, and that it satisfies ACSI's current data security requirements. ACSI may from time to time in the future update such requirements (provided, that ACSI shall in no event require that Company adhere to any standards more stringent than those that ACSI and its Affiliates apply to themselves; and provided further that, for the avoidance of doubt, Company is free to protect data received from or relating to customers or users in a manner which is more secure than that required by ACSI).

Company will promptly fill out a questionnaire provided by ACSI's infrastructure team to provide assessment of Company's data security. ACSI may from time to time perform or have its representative perform a security audit of the Mirror Company Site in order to ensure compliance with ACSI's requirements.

To the extent that any Jump Page(s) are hosted by Company, the foregoing requirements shall also apply to such Jump Page(s).

                                                   APPENDIX - FORM OF REPORT

--------------------------------------------------------------------------------------------------------------------------------
  INDEX      DEPARTMENT  TYPE         STANDARD                                                                    RESULTS
                                                            SUN    MON     TUES    WED    THURS   FRI     SAT     WEEK  MTD
--------------------------------------------------------------------------------------------------------------------------------
                                      [***]% in 60 Seconds
1            TELEPHONES  Core Metric  or less
2                        Core Metric  Abandon Rate [***]%
3                        Core Metric  Calls Blocked [***]%
4                        Core Metric  QA Score [***]%
5                        Non Core     Total Calls
6                        Non Core     VRU Calls
7                        Non Core     Calls Offered
8                        Non Core     Calls Answered
9                        Non Core     Calls Abandoned
                                      Calls transferred to
10                       Non Core     Amazon.com
--------------------------------------------------------------------------------------------------------------------------------
                                      [***]% of emails
11             EMAIL     Core Metric  answered w/in 24 Hrs
12                       Core Metric  QA Score [***]%
13                       Non Core     Total emails
--------------------------------------------------------------------------------------------------------------------------------
14            SYSTEMS    Core Metric  [***]% System Uptime
--------------------------------------------------------------------------------------------------------------------------------

--------------------
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.